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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): October 1, 2001

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                                TALX CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)



            Missouri                  000-21465                 43-0988805
       (State or Other          (Commission File Number)       (IRS Employer
Jurisdiction of Incorporation)                            Identification Number)



                                1850 Borman Court
                            St. Louis, Missouri 63146
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (314) 214-7000


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits

         99.1     Press Release issued October 1, 2001


Item 9.  Regulation FD Disclosure

         On October 1, 2001, TALX Corporation issued a press release regarding, among other things, expectations of certain future results. The press release is attached hereto as Exhibit 99.1, and incorporated by reference herein.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 2, 2001


                                    TALX CORPORATION



                                    By: /s/  Craig N. Cohen
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                                        Craig N. Cohen
                                        Vice President - Application Services
                                        and Software, Chief Financial Officer
                                        and Secretary




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                                  EXHIBIT INDEX


Exhibit No.    Description
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99.1           Press Release issued October 1, 2001













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